DocuSign Envelope ID: F8FA30EF-79A7-467E-993D-A4A71FFB10BF	EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR III BRISTOL VILLAGE, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated October 7, 2016, (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between Bristol Village Apartments, LLC, a Delaware limited liability company (“Seller”) and Assignor for the purchase and sale of that certain real property located in Aurora, Colorado, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

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DocuSign Envelope ID: F8FA30EF-79A7-467E-993D-A4A71FFB10BF

WITNESS THE EXECUTION HEREOF, as of this November 17, 2016.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By: _/s/ Ana Marie del Rio_____________
Ana Marie del Rio, Vice President

ASSIGNEE:

STAR III BRISTOL VILLAGE, LLC
a Delaware limited liability company

By:     Steadfast Apartment Advisor III, LLC,
a Delaware limited liability company,
its Manager

By: _/s/ Ana Marie del Rio_________
Ana Marie del Rio, Secretary

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DocuSign Envelope ID: F8FA30EF-79A7-467E-993D-A4A71FFB10BF

Exhibit A

DESCRIPTION OF THE LAND

Parcel A:
Lot 3, Block 1, and Tract A, Bristol Village North Subdivision Filing No. 1, according to the plat thereof recorded October 3, 2002 at Reception No. B2187151, County of Arapahoe, State of Colorado,

Parcel B:
Those non-exclusive easement rights under, through, and across the Common Area of Lot 2, Block 1, Bristol Village North Subdivision Filing No. 1, County of Arapahoe, State of Colorado, for the installation, operation, maintenance, repair and replacement of the detention pond located on said Tract A, as set forth in Declaration Concerning Maintenance of Detention Ponds recorded July 26, 2002 at Reception No. B2135670

Parcel C:
Sign Easements created by Grant of Easement recorded December 5, 2007 at Reception No. B 7152877 over the following described properties:

A parcel of land being part of Tract B, Bristol Village North Subdivision Filing No. 1 recorded in Plat Book 228, Pages 33-35 at Reception No. B2187151 on October 03, 2002 in the Arapahoe County Clerk and Recorder's Office, State of Colorado and also being located in the Northwest One-Quarter of Section 16, Township 4 South, Range 66 West of the Sixth Principal Meridian, more particularly described as follows:

Commencing at the Northwest corner of said Tract B, being on the Southerly right of way line of East Exposition Drive; thence South 56 degrees 28 minutes 20 seconds East, departing said right of way line, a distance of 15.95 feet to the Point of Beginning;

1. Thence South 45 degrees 21 minutes 00 seconds East, a distance of 4.50 feet;
2. Thence South 44 degrees 34 minutes 00 seconds West, a distance of 23.11 feet;
3. Thence North 45 degrees 26 minutes 00 seconds West, a distance of 4.50 feet;
4. Thence North 44 degrees 34 minutes 00 seconds East, a distance of 23.11 feet to the Point of Beginning,

and

A parcel of land being part of Lot 2, Block 1, Bristol Village North Subdivision Filing No. 1 recorded in Plat Book 228, Pages 33-35 at Reception No. B2187151 on October 03, 2002 in the Arapahoe County Clerk and Recorder's Office, State of Colorado and also being located in the Southwest One-Quarter of Section 16, Township 4 South, Range 66 West of the Sixth Principal Meridian, more particularly described as follows:

Commencing at the Southwest corner of said Lot 2, being on the Northerly right of way line of East Ohio Place; thence North 04 degrees 26 minutes 54 seconds East, departing said right of way line, a distance of 9.06 feet to the Point of Beginning;

1. Thence North 44 degrees 57 minutes 26 seconds West, a distance of 23.11 feet;
2. Thence North 45 degrees 10 minutes 39 seconds East, a distance of 4.50 feet;
3. Thence South 44 degrees 57 minutes 26 seconds East, a distance of 23.10 feet;
4. Thence South 45 degrees 02 minutes 34 seconds West, a distance of 4.50 feet to the Point of Beginning.

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